ALLIANCE WORLD INCOME TRUST

SEMI-ANNUAL REPORT
APRIL 30, 1998

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS                              ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

June 26, 1998

Dear Shareholder:

We are pleased to report to you on our strategy, performance and outlook of the Alliance World Income Trust, for the semi-annual reporting period ended April 30, 1998. The Fund is designed for investors who seek the highest level of current income that is available from a portfolio of high-quality, global short term (0-1 year maturity) debt.

MARKET OVERVIEW
Over the six-month period under review, the U.S. economy continued its healthy expansion, coupled with low inflation; this in spite of economic turmoil in East Asia. Fueled by strong domestic demand, first quarter Gross Domestic Product (GDP) growth, a standard measure of economic growth, grew 4.8%, an increase from the fourth quarter of 1997. In addition, the Consumer Price Index
(CPI), a measure of inflation, recorded a 10 year low 1.4% increase over the 12 months ended in April, despite the tightest labor market in 28 years. Helped by strong economic fundamentals and uncertainty overseas, the U.S. dollar continued to strengthen against the major currencies.

Through December of 1997, the U.S. bond market continued to climb as investors, concerned about events in the emerging markets, sought the safety of U.S. Treasuries. When overseas markets stabilized in January and investor focus shifted to short-term expectations of U.S. monetary policy, the market began trading within a 30 basis point range until the end of the period. Over the entire period, two year Treasury yields decreased slightly from 5.61% to 5.57% and 30-year yields decreased from 6.15% to 5.95%. Sighting low inflation and slowing demand from Asia, the Federal Reserve left interest rates unchanged.

In most developed countries outside of the U.S., growth remained positive while inflation declined. European bond markets outperformed all other regions of the world including the U.S., on a hedged basis. Modestly improving growth prospects were offset by benign inflation as 11 countries, including Spain and Italy, were formally recommended for membership in the European Monetary Union. East Asian bond markets were the worst performing over the period. In Japan, the already precarious economic recovery was further jeopardized by deepening economic and financial turmoil in the region. In Australia, economic growth remained strong but weak consumer surveys, falling commodity prices, and the government's announcement that it will repurchase more of its debt, moved bond prices higher.

Emerging market debt prices improved substantially during the first quarter of 1998 from the low levels reached late in 1997. As Korea's situation became better defined, and their short-term debt was successfully rolled over, investors aggressively moved back into the sector, reducing the risk premium back to spring 1997 levels. Countries such as Russia and Brazil, that had been particularly hard hit last year, were the strongest performers, benefiting from improvement in both general investor sentiment and their specific economic fundamentals.

Despite the temporary sell-off caused by the events in East Asia, emerging market debt remained the best performing bond market sector over the period, followed by high yield and fully hedged non-U.S. dollar denominated sovereign debt. With interest rates trading in a relatively narrow range for much of the period, investors aggressively pursued yield opportunities.

INVESTMENT STRATEGY
Over the period under review, we underweighted the U.S. bond market in order to pursue investment opportunities in foreign markets. Most notably, we held positions in Poland and Mexico. Both of these countries continue to benefit from strong economic fundamentals and remain committed to economic reform.

INVESTMENT PERFORMANCE
The following table shows how your Fund performed over the past six and 12-month periods. For comparison, we have included the Merrill Lynch 1 Year Government Treasury Bond Index, a standard measure of the performance of a basket of unmanaged short term debt securities, and the Lipper Short World Multi-Market Income Funds Average, which reflects the average performance of 27 funds with similar investment objectives.

Over the six-month period under review, the Fund outperformed its benchmark and its peers due to underweighting the U.S. market, which performed poorly relative to other markets. Also, your Fund's holdings in the emerging markets, Poland and Mexico, which outperformed


1


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

the U.S. market, enhanced performance over the six-month period.

INVESTMENT RESULTS*
Periods Ended April 30, 1998
                                        TOTAL RETURNS
                                    6 MONTHS    12 MONTHS
                                    --------    ---------

ALLIANCE WORLD INCOME TRUST           2.75%       4.52%

MERRILL LYNCH 1 YEAR GOVERNMENT
  TREASURY BOND INDEX                 2.68%       6.14%

LIPPER SHORT WORLD MULTI-MARKET
  INCOME FUNDS AVERAGE                1.87%       4.99%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE FUND'S NET ASSET VALUE AS OF APRIL 30, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    THE UNMANAGED MERRILL LYNCH 1 YEAR GOVERNMENT TREASURY BOND INDEX IS COMPRISED OF A SINGLE ISSUE PURCHASED AT THE BEGINNING OF THE MONTH AND HELD FOR A FULL MONTH. AT THE END OF THE MONTH, THAT ISSUE IS SOLD AND ROLLED INTO A NEWLY SELECTED ISSUE. THE ISSUE SELECTED AT EACH MONTH-END REBALANCING IS THE OUTSTANDING TREASURY BILL WITH THE LONGEST MATURITY. THE LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE OF 27 FUNDS FOR BOTH THE SIX AND 12-MONTH PERIODS ENDED APRIL 30, 1998 THAT INVEST IN NON-U.S. DOLLAR AND U.S. DOLLAR DEBT INSTRUMENTS. THE AVERAGE HAS GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH SOME OF THE FUNDS MAY HAVE SOMEWHAT DIFFERENT INVESTMENT POLICIES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX OR AVERAGE.

    ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


As of April 30, 1998, the Fund's total investments based on issuing country were distributed as follows:

PORTFOLIO DISTRIBUTION BY COUNTRY

MEXICO 5.7%
POLAND 9.2%
UNITED STATES 85.1%

ECONOMIC OUTLOOK
We anticipate global growth will be slower, and inflation pressures will continue to be muted, as Asia exports cheaper goods to the world and imports less from abroad. With global inflation under control and global growth at risk, we expect monetary policy to remain substantially unchanged for most of 1998 in the U.S., Germany and Japan. In the U.S., growth is expected to slow throughout the second quarter and perhaps into the third. U.S. interest rates should remain in their recent trading range, with the 30 year Treasury yield centered around 6.0%.

European growth is expected to increase over 1997 levels in most countries, reaching 2.5% to 3.0%, despite the drag on growth resulting from weakness in Asia. In Japan, policy inaction and the economic consequences of Asia's slowdown are damaging investor confidence and further weakening Japan's growth prospects; Japan's GDP is expected to be negative in 1998. There are concerns that a deflationary cycle could take hold in Japan. Japanese investors will focus on the effect of the latest stimulus package on consumers and on the need for structural reforms to encourage efficient capital flows.

Emerging market debt price volatility remains quite high, as renewed turmoil in Asia has heightened investor concern about all higher yielding asset classes. However, we remain positive in our view on Latin America. Although tougher competition and falling demand from Asia will slow Latin American economies, we still anticipate healthy growth in the region. In particular, we favor Mexico. In Eastern Europe, we continue to view Poland


2


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

positively because it continues to have strong economic fundamentals and remains committed to economic reform. Also, Poland will likely be the first Eastern European country to join the European Union.

Thank you for your continued interest and investment in Alliance World Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,



John D. Carifa
Chairman and President



Douglas Peebles
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES                   ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

Alliance World Income Trust seeks the highest level of current income through investment in a portfolio of high-quality debt securities having remaining maturities of not more than one year. It invests primarily in a non-diversified portfolio of debt securities denominated in the U.S. dollar and selected foreign currencies. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 35% of its net assets in U.S. dollar-denominated securities.

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 1998
One Year                    4.52%
Five Years                  2.27%
Since Inception*            2.71%
SEC Yield**                 4.21%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 12/90.

**   Yield is for the 30 days ended April 30, 1998.


4


PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)                          ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
------------------------------------------------------------------------

MEXICO-5.7%
GOVERNMENT OBLIGATION-5.7%
Mexican Treasury Bill
  22.85%, 6/04/98 (a)(b)
  (cost $1,129,405)                          MXP   9,159      $ 1,060,748

POLAND-9.1%
GOVERNMENT OBLIGATION-9.1%
Government of Poland Treasury Bill
  23.05%, 9/30/98 (a)(b)
  (cost $1,695,066)                          PLN   6,300        1,697,745

UNITED STATES-85.0%
CERTIFICATES OF DEPOSIT-32.3%
Canadian Imperial Bank of Commerce
  5.72%, 5/27/98 (a)                         US$   1,500        1,500,000
Deutsche Bank AG
  5.75%, 7/29/98 (a)                               1,500        1,500,000
Morgan Guaranty Trust Co.
  5.87%, 8/06/98 (a)                         US$   1,500        1,501,034
Westdeutsche Landesbank
  5.72%, 8/26/98 (a)                               1,500        1,500,000
                                                             ------------
                                                                6,001,034

TIME DEPOSIT-52.7%
Union Bank of Switzerland
  5.50%, 5/01/98                                   9,800        9,800,000

Total United States Securities
  (cost $15,801,034)                                          15,801,034

TOTAL INVESTMENTS-99.8%
  (cost $18,625,505)                                           18,559,527
Other assets less liabilities-0.2%                                 36,196

NET ASSETS-100%                                               $18,595,723


(a) Securities, or portion thereof, with an aggregate market value of $8,759,527 have been segregated to collateralize forward exchange currency contracts.

(b)  Annualized yield to maturity at purchase date.

     See notes to financial statements.


5


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)                          ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $18,625,505)           $18,559,527
  Cash                                                                  13,117
  Receivable for investment securities sold                          9,801,443
  Interest receivable                                                  200,510
  Unrealized appreciation of forward exchange currency contracts        22,066
  Receivable for capital stock sold                                     10,000
  Total assets                                                      28,606,663

LIABILITIES
  Payable for investment securities purchased                        9,800,000
  Payable for capital stock redeemed                                    51,007
  Dividend payable                                                      25,768
  Distribution fee payable                                               9,995
  Advisory fee payable                                                   7,979
  Accrued expenses                                                     116,191

TOTAL LIABILITIES                                                   10,010,940

NET ASSETS                                                         $18,595,723

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $23,009
  Additional paid-in capital                                        23,108,985
  Distributions in excess of net investment income                    (227,489)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (4,264,870)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                       (43,912)

                                                                   $18,595,723

NET ASSET VALUE PER SHARE (based on 11,504,322
  shares outstanding)                                                    $1.62


See notes to financial statements.


6


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)         ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                           $776,060

EXPENSES
  Advisory fee                                          $65,978
  Distribution fee                                       91,355
  Administrative                                         62,885
  Custodian                                              55,395
  Audit and legal                                        53,853
  Transfer agency                                        22,738
  Registration                                           13,506
  Directors' fees                                        10,955
  Printing                                                9,905
  Miscellaneous                                           2,230
  Total expenses                                        388,800
  Less: Fees waived by Adviser and Distributor          (38,573)
  Net expenses                                                        350,227
  Net investment income                                               425,833

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                         (1,978)
  Net realized loss on foreign currency transactions                  (22,927)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                       111,051
    Foreign currrency denominated assets and liabilities               28,194
  Net gain on investments and foreign currency transactions           114,340

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $540,173


See notes to financial statements.


7


STATEMENT OF CHANGES IN NET ASSETS                  ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

                                                SIX MONTHS ENDED    YEAR ENDED
                                                 APRIL 30, 1998     OCTOBER 31,
                                                  (UNAUDITED)          1997
                                               -----------------   ------------

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                             $   425,833   $ 1,797,409
  Net realized loss on investments and foreign
    currency transactions                               (24,905)      (68,961)
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities         139,245      (301,725)
  Net increase in net assets from operations            540,173     1,426,723

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (587,636)   (1,502,762)
  Tax return of capital                                      -0-   (1,092,302)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                       (2,886,046)  (22,192,637)
  Total decrease                                     (2,933,509)  (23,360,978)

NET ASSETS
  Beginning of year                                  21,529,232    44,890,210
  End of period                                     $18,595,723   $21,529,232


See notes to financial statements.


8


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)                          ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 29, 1990 as a non-diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


9


NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .65 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. For the six months ended April 30, 1998, the Adviser agreed to waive a portion of its advisory fee. The amount of such fee waiver was $16,241.

Pursuant to the advisory agreement, the Fund paid $62,885 to the Adviser representing reimbursement of the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 1998.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $14,509 for the six months ended April 30, 1998.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .90 of 1% of the average daily net assets of the Fund. The fees are accrued daily and paid monthly. For the six months ended April 30, 1998, the Distributor agreed to waive a portion of its distribution fee. The amount of such fee waiver was $22,332. The Agreement provides that the Distributor will use the payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
At April 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $2,679 and gross unrealized depreciation of investments was $68,657 resulting in net unrealized depreciation of $65,978 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1997 of $4,239,965 of which $293,011 expires in the year 1998, $104,550 expires in the year 1999, $833,703 expires in the year 2000, $240,553 expires in the year 2001, $2,640,608 expires in the year 2002, $47,400 expires in the year 2004, and $80,140 expires in the year 2005.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.


10


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

At April 30, 1998, the Fund had outstanding forward exchange currency contracts, as follows:


                               CONTRACT   U.S. VALUE ON   U.S.$    UNREALIZED
                                AMOUNT     ORIGINATION   CURRENT  APPRECIATION
                                (000)         DATE        VALUE  (DEPRECIATION)
                            -----------  --------------  -------  -------------

FORWARD EXCHANGE CURRENCY
BUY CONTRACTS
Deutsche Marks,
  settling 6/17/98                1,050     $577,834     $586,666     $ 8,832
New Zealand Dollars,
  settling 6/17/98                  375      209,138      207,486      (1,652)

FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
British Pounds,
  settling 5/18/98                  250      421,798      417,837       3,961
Deutsche Marks,
  settling 8/20/98                  243      135,841      136,240        (399)
Japanese Yen,
  settling 6/17/98               74,813      581,863      568,553      13,310
New Zealand Dollars,
  settling 6/17/98                  375      205,500      207,486      (1,986)
                                                                    ----------
                                                                      $22,066

2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the six months ended April 30, 1998.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 3,000,000,000 shares of $.002 par value capital stock authorized. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     APRIL 30, 1998  OCTOBER 31, APRIL 30, 1998    OCTOBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              116,950     1,098,101        $189,008    $  1,819,549
Shares issued in
  reinvestment of
  dividends and
  distributions          250,376       632,580         404,609       1,041,737
Shares redeemed       (2,154,529)  (15,377,403)     (3,479,663)    (25,053,923)
Net decrease          (1,787,203)  (13,646,722)    $(2,886,046)   $(22,192,637)


12


FINANCIAL HIGHLIGHTS                                ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS
                                               ENDED                         YEAR ENDED OCTOBER 31,
                                           APRIL 30, 1998 -------------------------------------------------------------
                                            (UNAUDITED)      1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 1.62       $ 1.67       $ 1.66       $ 1.88       $ 1.90       $ 1.91

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .03(a)       .07(a)       .09(a)       .11(a)       .18          .22
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                    -0-        (.01)         .02         (.23)        (.12)        (.16)
Net increase (decrease) in net asset
  value from operations                          .03          .06          .11         (.12)         .06          .06

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.03)        (.06)        (.10)          -0-        (.05)        (.07)
Tax return of capital                             -0-        (.05)          -0-        (.10)        (.03)          -0-
Total dividends and distributions               (.03)        (.11)        (.10)        (.10)        (.08)        (.07)
Net asset value, end of period                 $1.62        $1.62        $1.67        $1.66        $1.88        $1.90

TOTAL RETURN:
Total investment return based on net
  asset value (b)                               2.75%        3.47%        6.98%       (6.35)%       3.27%        3.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $18,596      $21,529      $44,890      $55,778     $103,310     $149,623
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.45%(c)     2.25%        2.10%        1.97%        1.70%        1.54%
  Expenses, before waivers/reimbursements       3.83%(c)     2.63%        2.48%        2.35%        2.08%        1.92%
Net investment income                           4.20%(c)     4.35%        5.37%        6.46%        3.96%        5.14%


Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)  Annualized


13


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITERS
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800)-221-5692

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


14


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio

15

ALLIANCE WORLD INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WITSR